Financial asset investments	12 Months Ended
Mar. 31, 2022
Text block [abstract]
Financial asset investments
16. Financial asset investments
Financial asset investments represent investments classified and accounted for at fair value through profit or loss or through other comprehensive income (Refer Note 25)

Movements for the year ended March 31,	2021	2022	2022
	( ₹ in million)	( ₹ in million)	(US dollars in million)
As at April 1,	911	1,532	20
Changes in fair value	621	(47)	(1)
Exchange difference	—	(13)	(0)

As at March 31,	1,532	1,472	19

Financial asset investment represents quoted investments in equity shares and other investments that present the Group with an opportunity for returns through dividend income and gains in value. These securities are held at fair value. These are classified as non-current
assets.